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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2004


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                     33-66342                  34-1744334
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

1925 ENTERPRISE PARKWAY
TWINSBURG, OHIO                                                  44087
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (330) 486-3100



                                 Not Applicable
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 13, 2004, Cole National Corporation (the "Parent Company") issued a press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibit is furnished with this Form 8-K:

         99.1 Press release of Cole National Corporation, dated May 13, 2004.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COLE NATIONAL GROUP, INC.
                                     By:   /s/ Lawrence E. Hyatt
                                          -------------------------------------
                                     Name:  Lawrence E. Hyatt
                                     Title: Executive Vice President and Chief
                                            Financial Officer


Date: May 13, 2004




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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER      DESCRIPTION
    -------     -----------

    99.1        Press release of Cole National Corporation, dated May 13, 2004.







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